SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported:

                                October 29, 2002


                      LOGISTICS MANAGEMENT RESOURCES, INC.
-- -----------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

 COLORADO                          33-9640-LA                        68-0133692
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(State or other jurisdiction      (Commission                     (IRS Employer
      of incorporation)          File Number)                    Identification
                                                                      Number)


10602 Timberwood Circle
Lexington, Kentucky                                                    40223
----------------------------                                        ----------
(Address of principal executive office)                             (Zip Code)

Registrant's telephone number including area code:   (502) 339-4000
                                                      -------------

                               U.S. TRUCKING, INC.
--------------------------------------------------------------------------------
         (Former name and former address, as changed since last report)




ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

     On April 1, 2002, and pursuant to a Stock Purchase Agreement dated February 21, 2002 (the "Agreement"), the Registrant completed the acquisition of virtually all of the issued and outstanding common stock of Interstate University, Inc., a privately owned Kentucky corporation ("Interstate"). Located in Evansville, Indiana, Interstate was engaged in the business of educating and training individuals to drive commercial trucks. The acquisition was effected through the purchase of ninety-nine percent (99%) of Interstate's issued and outstanding shares of common stock (the "Shares") from Midwest Merger Management, LLC, a Kentucky limited liability company ("Midwest"). In consideration for the Shares, Midwest tendered it 4%, one year promissory note in the principal amount of $200,000 secured by a first lien and security interest in the Shares (the "Note"); and received a five year, 10% net profit interest in Interstate (the "Interest").

     The Registrant and Midwest mutually agreed that Interstate had failed to meet performance criteria set forth in the Agreement, and was likely to continue to do so. Accordingly, and on October 28, 2002, the parties executed a Rescission and Release Agreement whereby in consideration for the exchange of general releases and the return of the Note, the Registrant relinquished the Interest and returned the Shares to Midwest.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2002

                      LOGISTICS MANAGEMENT RESOURCES, INC.


                       By:/s/  Danny L. Pixler
                       --------------------------------
                       Name:            Danny L. Pixler
                       Title:           President


Item 7(c).        Exhibits

1.1      Rescission and Release Agreement



                        RESCISSION AND RELEASE AGREEMENT

     This Rescission and Release Agreement (the "Agreement") made this 28th day of October 2002, by and between Logistics Management Resources, Inc. ("LMRI"), a Colorado corporation and Midwest Merger Management LLC ("MMM"), a Kentucky limited liability company (collectively, the "Parties").

     WHEREAS, the Parties entered into a Stock Purchase Agreement dated February 21, 2002 (the "Original Agreement"); and

     WHEREAS, the Parties have taken certain actions and entered into certain transactions pursuant to, in connection with and as a result of the Original Agreement; and

     WHEREAS, the Parties desire to return to the respective status that existed prior to the execution of the Original Agreement.

     NOW THEREFORE, in consideration of the promises and the mutual Rescission and releases set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby jointly and severally acknowledged, the parties agree as follows:

     Section 1. Return of Consideration. Simultaneously with the execution of this Agreement, LMRI hereby returns to MMM, and MMM hereby accepts, a certificate representing an aggregate of 990 issued and outstanding shares of common stock (the "Shares") of Interstate University, Inc., a Kentucky corporation ("IUI"). In addition, LMRI hereby relinquishes any and all right, title and interest in the net income of IUI it acquired from MMM under the Original Agreement (the "Interest"). The Shares and the Interest represent all of the consideration LMRI received from MMM under the Original Agreement. Simultaneously with the execution of this Agreement, MMM hereby returns to LMRI and LMRI hereby accepts, LMRI's 4%, one year promissory note dated April 1, 2002 in the principal amount of $200,000 and payable to MMM (the "Note"). The Note represents all of the consideration MMM received from LMRI under the Original Agreement.

     Section 2. Rescission. The Original Agreement, together with all contracts, agreements, understandings, sales of stock, transactions and employment and non-competition agreements and every action and transaction arising out of, in connection with, or consequently or incidentally related to, the Original Agreement and other contracts, agreements, and understandings, whether or not specifically identified in this Agreement, are hereby rescinded, canceled and terminated with the effect that the Parties are restored to their respective condition and status, inter se, which existed prior to entering into the Original Agreement and all such contracts, agreements, understandings, sale of stock, transactions, employment and non-competition agreements shall hereinafter cease to exist and be null and void.

     Section 3. Mutual General Releases. Each of the Parties, for themselves, their directors, officers, stockholders, employees and agents, their successors, heirs and assigns does hereby release, irrevocably and unconditionally, every other party, their directors, officers, stockholders, employees and agents, their successors, heirs and assigns, from any and every demand, claim, liability, injury, suit, damage and cause of action which such party may now or hereafter have, arising out of or in connection with the Original Agreement and all such contracts, agreements, understandings, sales of stock, transactions and employment and non-competition agreements, specifically and generally identified in this Agreement, and the actions and transactions arising out of, in connection with or consequently or incidentally related thereto.

     Section 4. Mutual Cooperation. The Parties hereby covenant and agree to cooperate with one another for the purpose of achieving the purposes and intent of Section 1, including executing and delivering such further and additional documents and instruments as may be deemed necessary and desirable to achieve the intent of the Parties as sat forth in this Agreement.

     Section 5. Miscellaneous. All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or by overnight package delivery service, to the respective addresses of the Parties as set forth herein, and shall count from the date of mailing or the day after the date of the air bill. This Agreement is binding upon and shall inure to the benefit of and shall be enforceable against each of the Parties and their respective successors, assigns, estates, heirs, executors and administrators. This Agreement shall not be amended or assigned without the prior written consent of each of the Parties. This Agreement is intended to and does contain and embody herein all of the understandings and agreements of each of the Parties, both written or oral, with respect to the subject matter of this Agreement. There are no representations, warranties or covenants other than those set forth herein. This Agreement has been made, delivered and executed in and shall be governed and construed in accordance with the laws of the State of New York.

              IN WITNESS WHEREOF, the Parties have executed this Agreement the date first above written.

     LOGISTICS MANAGEMENT RESOURCES, INC.

     By:  /s/  Danny L. Pixler
       ---------------------------
     Danny L. Pixler, President

     MIDWEST MERGER MANAGEMENT, LLC


     By:  /s/ Michele Brown
     Michele Brown, Secretary